EXHIBIT 10(b)

                               Consent of Counsel


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     To Whom It May Concern:

         I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus contained in Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-31320) filed by Phoenix Life Variable Accumulation Account with the Securities and Exchange Commission under the Securities Act of 1933.

     Very truly yours,


     /s/ Brian A. Giantonio
     ----------------------
     Brian A. Giantonio, Counsel
     Phoenix Life Insurance Company

     Dated:  April 29, 2002